UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4316
                                  ---------------------------------
        Midas Fund, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/05 - 12/31/05
                         ---------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form
N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders




                                  Midas Funds
                              DECEMBER 31 , 2005
                                 ANNUAL REPORT




                                  MIDAS FUND

                          MIDAS SPECIAL EQUITIES FUND

                             MIDAS DOLLAR RESERVES




                             [LOGO OF MIDAS FUNDS]

                              APPLICATION INSIDE

                                   Contents

           Letter to Our Shareholders                              1

           PORTFOLIO COMMENTS
           Midas Fund                                              3
           Midas Special Equities Fund                             4
           Midas Dollar Reserves                                   5

           Report of Independent Public Accountant                 6

           SCHEDULE OF INVESTMENTS
           Midas Fund                                              7
           Midas Special Equities Fund                             9
           Midas Dollar Reserves                                  11

           FINANCIAL STATEMENTS
           Financial Statements                                   12
           Notes to Financial Statements                          16
           Financial Highlights                                   20

           SUPPLEMENTAL INFORMATION
           Performance Graphs                                     21
           About Your Fund's Expenses                             22
           Allocations of Portfolio Holdings                      23
           Directors and Officers of the Funds                    24
           Account Application Instructions                       26
           New Account Application                                27
           Additional Information                  Inside Back Cover


 Fund          Investment Objective
 -----------------------------------------------------------------------------
 Midas Fund    Seeks primarily capital appreciation and protection against inflation and secondarily current income through investments in precious metals companies.
 -----------------------------------------------------------------------------
 Midas Special Invests aggressively for capital appreciation.
 Equities Fund
 -----------------------------------------------------------------------------
 Midas Dollar  A money market fund investing in securities issued by the U.S.
 Reserves      Government, and by its agencies and instrumentalities. Free, unlimited check writing with only a $250 minimum per check.
 -----------------------------------------------------------------------------

                              To Our Shareholders

   Gold bullion and precious metals stocks moved into the spotlight in 2005. Gold was up 19.9% for the year and Midas Fund's 2005 gain was 39.72%. But how many investors remember that precious metals stocks, as well as general equities markets, trended down in the first six months of 2005? Meanwhile, money market interest rates were up dramatically, benefiting Midas Dollar Reserves, keying off the eight increases of the Federal funds target interest rate made by the Federal Reserve's Open Market Committee to counter current and potential inflationary pressures.

                     Investing With a Consistent Approach

   For many, the gold markets sailed into uncharted waters in 2005 when the old inverse relationship between gold and the U.S. dollar disappeared - as the dollar rose, gold should have inversely fallen, but gold rose and in fact rose faster. For us, however, gold's strength simply confirms the power of a negative real interest rate environment, where hard assets can outperform other assets. This trend has been evident in commodities and real estate over the past three years and now seems to have come home to gold. Although investors should be prepared for volatility when investing in this sector, Midas Fund will continue investing using its consistent, research-driven, approach.

   The ongoing cross currents of geopolitical tensions, soaring oil prices, corporate profitability challenges, regulatory issues, and an uncertain economy reinforce our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family, which can help investors deal with volatility in the markets. Warren Buffett, the famously successful investor, was recently reported to have observed of the U.S. trade deficit that "Right now, the rest of the world owns $3 trillion more of us than we own of them. In my view, it will create political turmoil at some point. ... Pretty soon, I think there will be a big adjustment." But importantly, his company (the largest holding in Midas Special Equities Fund) continues to make solid acquisitions to diversify its holdings.

   At Midas we too remain focused on buying quality companies with unique combinations of strength in operations, finances, and products. We are committed to our stock selection process based on fundamental analysis to meet the objectives of the Funds over the long term and are convinced that successful investing requires both careful analysis and patience. Finding the pockets of strength - in gold, silver or platinum companies, growth or established companies, large or small companies whose securities in each case can appreciate in value - can be a difficult and sometimes frustrating task.

                   Getting Started... and Staying the Course

   We read with concern the recent report by the U.S. Commerce Department that the personal savings rate, which dropped to a negative 0.7% of disposable income in December, for all of 2005 was a negative 0.5% as the average U.S. household spent all disposable income and then proceeded to use savings or loans to cover current consumption. According to reports, the only other two times the savings rate became negative for a full year were 1932 and 1933, during the Great Depression - but then the country was struggling with widespread personal and business bankruptcies, unemployment, and economic disruption. Sadly, it seems many Americans have little margin of safety left for a future business down cycle.

   The answer? Start an investment program today. As we did in our prior Reports, we suggest following a regular investment plan of investing a fixed amount of money in a Fund at the same time each month or quarter and periodically reviewing your overall portfolio. Investing regularly, known as "dollar cost averaging," can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy for it to work.

                           Discovering Opportunities

   Fortunately, the Midas Funds have a flexible investing approach, which can be an important advantage in seeking a superior strategy in volatile markets. While adapting to evolving markets can be a challenging process, personal investment planning for the future can be successful by following three simple rules. First, commit to a long term investing approach. Second, follow a regular investment plan by investing a fixed amount of money in a Fund at the same time each month or quarter and periodically review your overall portfolio
- as outlined above. Third, manage your investing risk by diversifying among the three Midas Funds - Special Equities Fund for longer term, stock market oriented objectives, money market fund Dollar Reserves for short term needs in U.S. Government securities, and Midas Fund for precious metals capital appreciation and a hedge against inflation, as described in each case in the Reports that follow.

   As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you. You are also invited to visit our web site www.midasfunds.com for additional information.

                                                  Sincerely,

                                                  /s/ Thomas B. Winmill
                                                  -----------------------------
                                                  Thomas B. Winmill
                                                  President

                                  Midas Fund

                                  COMMENTARY

We note with great pleasure that Midas Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources was very rewarding to its many loyal shareholders during the year. We also are pleased to welcome our new shareholders attracted to Midas Fund by its investment policy and to submit our Annual Report for Midas Fund to new and longstanding shareholders alike.

                       Midas Fund Up Almost 40% in 2005

   Although its average price during 2005 was $444, representing a modest rise from the 2004 closing price of $436, gold closed 2005 at $513, up an impressive 19.9% for the year (using London p.m. fix rounded prices per ounce). Midas Fund's 2005 gain of 39.72% was almost double this amount and reflects the added advantage of its managed portfolio approach. Interestingly, in 2005 gold gained anywhere from about 14% to 36% against the U.K. pound, South African rand, Australian dollar, Canadian dollar, and Indian Rupee, which suggests that its role as an safe haven alternative to currency denominated investments may be in the process of greater acceptance. So far this year, gold has risen another 11% to highs not seen in two decades, as have platinum and silver.

                           Market Review and Outlook

   Leveraged for higher gold prices during much of the second half of the year in quality, global, gold mining companies, Midas Fund's strategy was to boost its allocation to junior gold companies judged to have superior management, projects, and reasonable valuations. As gold prices rose over 2005, many gold companies became more active in seeking to build their gold reserves by acquisitions of other gold companies, and Midas Fund benefited from several of these transactions during the year. In addition, the Fund utilized limited short selling and futures strategies on an opportunistic basis. Through its strategy of leveraging by bank borrowing its gold and other precious metal positions from time to time and investing aggressively, the Fund will continue to seek capital appreciation for shareholders from rising precious metals prices.

   Recently, Gold Fields Mineral Services (GFMS) released its second half 2005 gold supply/demand update which showed world investment demand up about 114%. GFMS also noted robust demand for jewelry fabrication through the third quarter, which it attributed to GDP growth especially in India and China, the oil-rich Middle East, and a growing acceptance of prevailing higher prices.

   Looking ahead, we anticipate positive catalysts for gold in 2006 coming from potentially several directions. We note that China's foreign exchange reserves rose by an estimated $209 billion to approximately $819 billion during 2005 and may become the world's largest this year. Even a modest 5% to 10% allocation by China of new reserves to gold would have a dramatic impact on gold prices. Investment demand might increase also from a potentially falling U.S. dollar, resurgent inflation pressures, or new buying of gold from central banks in Russia and elsewhere. Rising geopolitical tensions, such as the escalating dispute over nuclear weapons with Iran, the second-largest Middle East oil producer, could lead to more gold buying.

   Longer term we expect continuing negative real interest rates which normally is constructive for gold. If left alone, we expect the economy to stumble under the burden of public and private sector debt and trade deficits which may keep interest rates lower than inflation. Alternatively, should the Federal Reserve attempt to grow the economy by stimulating the money supply, lowering interest rates, etc., we expect the inflation rate to accelerate. We believe gold and Midas Fund should be well positioned for these trends.

                                TOP 10 HOLDINGS
                            AS OF DECEMBER 31, 2005

1  Golden Cycle Gold Corporation

2  Placer Dome Inc.

3  Yamana Gold Inc.

4  Newcrest Mining Limited

5  Kinross Gold Corp.

6  Glamis Gold Ltd.

7  Gold Fields Ltd.

8  Rio Tinto plc.

9  Newmont Mining Corp.

10 BHP Billiton Ltd.

                          Midas Special Equities Fund

                                  COMMENTARY

It is a pleasure to submit this 2005 Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive and flexible investment approach for capital appreciation attractive.

                           Market Review and Outlook

   Since June 30,2004, the Federal Open Market Committee (FOMC) has raised its key overnight Federal funds target rate from 1% a total of 13 times by an aggregate amount of 325 basis points. We were not surprised, therefore, when the U.S. Commerce Department reported that gross domestic product, the broadest measure of U.S. economic output, rose at a seasonally adjusted 1.1% annual rate in the last quarter of 2005, the weakest quarterly showing since 2002. For the full year 2005, GDP grew 3.5%, as compared to 4.2% in 2004. In view of the appreciably cooling economy, the Fund's strategy during the year was to maintain a focused allocation in high quality companies with solid financial strength and growth prospects, and employ leverage from time to time reflecting a market timing and seasonally oriented approach. Using its investment flexibility, Midas Special Equities Fund took a defensive investment position, investing in short term U.S. Treasury obligations and repurchase agreements, in the middle of the year and increased its allocation to equities in the fourth quarter.

   At year end, the Fund was aggressively leveraged with a continuing focus generally in large companies with fortress-like financial strength, global franchises, or "hard assets," such as real estate and gold. In some cases, investments may be made in special situations where, for example, a company may be going through a dramatic reorganization or restructuring, and the market is hesitant to recognize the potential value created. Over the course of future market fluctuations, the Fund may seek opportunities to optimize its holdings of stocks, using leverage, short sales, options and futures, as well as seasonal timing strategies, to enhance performance.

   Surveying the economic scene, we note that the National Association of Realtors reported 2005 sales of existing homes as setting a record for a fifth consecutive year, although fourth quarter sales showed weakness. Recent inflationary pressure from employment rates, salary changes, and raw material prices has also been weak. Oil price increases, however, may spur inflation to the extent not offset by decreases in consumer goods spending. Although the growth of the current economic expansion may be slowing, it appears broad based, and that can result in many new attractive opportunities for the Fund.

   As overall market conditions stabilize, the Fund will continue to seek out the common stocks of companies with a positive or improving outlook for earnings or revenues due to changes unique to the company or industry sector. As discussed above and in our prior Reports, the Fund may aggressively use market timing and short term trading strategies involving leverage, futures, options, and short selling to seek its capital appreciation objective. Since these strategies may reflect longer term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts, such as the Midas Traditional IRA, SEP-IRA, SIMPLE IRA, or Roth IRA, as well as the Midas Education Savings Account.

   We appreciate your confidence and look forward to continuing to discover opportunities for above average capital appreciation on your behalf.

                                 TOP HOLDINGS
                            AS OF DECEMBER 31, 2005

1  Berkshire Hathaway Inc. Class B

2  Hilton Hotels Corp.

3  Reynolds American, Inc.

4  Motorola, Inc.

5  Newmont Mining Corp.

6  HealthSouth Corporation

7  Google, Inc.

8  JPMorgan Chase & Co.

9  Nokia Corp.

10 Home Depot, Inc.

                             Midas Dollar Reserves

                                  COMMENTARY

It is indeed a pleasure to submit this Annual Report for the 2005 year and to welcome our new shareholders who have made their investment since our last Report.

   Midas Dollar Reserves invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities (U.S. Government Securities). The securities in which the Fund may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. In conditions such as these of economic uncertainty, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors.

                    Investment Strategy, Review and Outlook

   During the year the Federal Open Market Committee (FOMC) continued to raise its key overnight Federal funds target rate, which at year end stood at 4.25%. The minutes of the last meeting of the FOMC revealed, however, that Committee members seemed to lack a consensus as to how many interest rate raises would be needed to control inflation and that additional raises "would probably not be large." Despite raising the rate to 4.25% on December 13, the Committee reiterated that "only some further measured policy firming is likely to be needed." In view of these condition, the strategy of Midas Dollar Reserves was to position itself to take advantage of possible interest rate increases while obtaining the benefit of safety through investment in money market obligations of the U.S. Government, its agencies and instrumentalities. Anticipating the FOMC's separate moves to counter inflationary pressures by raising short term interest rates, the Fund maintained an average maturity in the year of approximately 52 days.

   Looking forward, if labor costs or raw material prices increase, we might expect the FOMC to continue to raise short term interest rates higher to combat inflation fears. But, the FOMC's use of this strategy may be some-what limited since currently shorter term interest rates already are generally higher than some longer term rates. Historically when short term rates are much higher than long term rates for an extended period, recessions have begun. Thus, should the consumer lose faith in the economy from, for example, a decline in housing markets, the FOMC might risk an increase in inflation to restore consumer confidence and the economy by lowering rates, notwithstanding the potential inflationary impact.

                             Shareholder Services

   The Fund's all-weather income and safety conscious approach and free check writing make it an ideal vehicle for a program of steady monthly investing. To make investing in the Fund as easy, safe, convenient, and affordable as possible, we offer the Midas Bank Transfer Plan. For information on this free service simply give us a call and we will help you get started. If you have any questions or would like further information on the Midas Funds Family, or our Traditional IRA, SEP-IRA, SIMPLE IRA, or Roth IRA, as well as our Education Savings Account, we would be very pleased to hear from you. Just call 1-800-400-MIDAS (6432) and an Investor Service Representative will be very glad to assist you, as always, without obligation on your part.

                                TOP 10 HOLDINGS
                            AS OF DECEMBER 31, 2005

1  Federal National Mortgage Corp., due 3/29/06

2  Freddie Mac Discount Notes, due 5/05/06

3  Federal National Mortgage Corp., due 3/22/06

4  Federal National Mortgage Corp., due 4/05/06

5  Federal Home Loan Bank, due 1/09/06

6  Federal Home Loan Bank, due 2/01/06

7  Freddie Mac Discount Notes, due 2/21/06

8  Freddie Mac Discount Notes, due 2/14/06

9  Freddie Mac Discount Notes, due 2/28/06

10 Freddie Mac Discount Notes, due 4/10/06

            Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

Midas Fund, Inc.
Midas Special Equities Fund, Inc.
Midas Dollar Reserves, Inc.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Midas Dollar Reserves, Inc. as of December 31, 2005, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Equities Fund, Inc. and Midas Dollar Reserves, Inc. as of December 31, 2005, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the five years presented in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 19, 2006

                               Midas Fund, Inc.

             Schedule of Portfolio Investments - December 31, 2005

 Shares     COMMON STOCKS AND WARRANTS (104.82%)                  Market Value
------------------------------------------------------------------------------
            Common Stocks (103.85%)

            Major Gold Producers (26.77%)
   40,000   Freeport-McMoRan Copper & Gold, Inc.                  $ 2,152,000
  187,400   Gold Fields Ltd.                                        3,303,862
  381,200   Kinross Gold Corporation*                               3,514,664
  200,000   Newcrest Mining Limited                                 3,565,141
   54,000   Newmont Mining Corp.                                    2,883,600
  200,000   Placer Dome Inc.                                        4,586,000
                                                                  -----------
                                                                   20,005,267
            Intermediate Gold Producers (18.87%)
  121,000   Agnico-Eagle Mines Ltd.                                 2,390,960
  220,000   Cambior Inc.*                                             612,053
  127,500   Glamis Gold Ltd.*                                       3,503,700
  105,500   Goldcorp, Inc.                                          2,350,540
  125,000   Meridian Gold Inc.*                                     2,733,750
  155,700   Randgold Resources Limited*                             2,511,441
                                                                  -----------
                                                                   14,102,444
            Junior Gold Producers (40.43%)
  440,000   Bolivar Gold Corp.*                                     1,101,695
  520,384   Central Asia Gold Ltd.*                                   221,408
  503,100   Claude Resources, Inc.*                                   498,069
  389,300   Desert Sun Mining Corp.*                                  961,571
  120,000   Dundee Precious Metals Inc.*                            1,032,000
  400,000   Eldorado Gold Corp.*                                    1,960,000
1,964,500   Golden Cycle Gold Corp.*/(1)/                           6,826,637
  750,000   Golden Star Resources Ltd.*                             1,980,000
  345,000   Highland Gold Mining Ltd.                               1,454,034
  750,000   High River Gold Mines Ltd.*                               950,180
  284,800   Jaguar Mining Inc.*                                       972,738
  380,000   Mexgold Resources Inc.*                                 1,587,399
2,250,000   Oxiana Limited*                                         2,871,919
5,000,000   Perseverance Corp. Ltd.*                                1,173,709
1,300,000   Queenstake Resources Ltd.                                 260,000
  515,300   SEMAFO Inc.*                                              873,390
  750,000   Sino Gold Ltd.*                                         1,925,616
  541,000   Yamana Gold Inc.*                                       3,565,913
                                                                  -----------
                                                                   30,216,278
            Exploration and Development Companies (7.78%)
  137,800   Gammon Lake Resources Inc.*                             1,628,796
  225,000   IMA Exploration Inc.*                                     679,500
  450,000   Miramar Mining Corp.*                                   1,125,000
  142,000   NovaGold Resources Inc.*                                1,277,538
  400,000   Peru Copper Inc.*                                       1,106,000
                                                             -    -----------
                                                                    5,816,834
            Diversified Mining Companies (10.00%)
   86,100   BHP Billiton Ltd.                                       2,877,462
   17,200   Rio Tinto plc                                           3,143,988
   27,300   Teck Cominco Ltd.                                       1,450,064
                                                                  -----------
                                                                    7,471,514
                                                                  -----------
            Total Common Stocks (cost: $52,302,343)                77,612,337

                                See accompanying notes to financial statements.

                               Midas Fund, Inc.

Shares    Warrants (0.97%)                                       Market Value
-----------------------------------------------------------------------------
 45,000   Bolivar Gold Corp. warrants expiring 12/22/09*         $    14,542
 84,375   Desert Sun Mining Corp. warrants expiring                   79,449
          11/20/08*
125,000   Jaguar Mining Inc. warrants expiring 12/31/07*              80,787
 17,500   Metallic Ventures Gold Inc. warrants expiring                2,625
          3/17/09*
190,000   Mexgold Resources Inc. warrants expiring 2/26/06*          387,091
          /(2)/
200,000   Peru Copper Inc. warrants expiring 3/18/06*                157,000
                                                                 -----------
          Total Warrants (cost: $0)                                  721,494

            Total Investments (cost: $52,302,343) (104.82%)      $78,333,831

          Liabilities in Excess of Other Assets (-4.82%)          (3,602,115)

          Net Assets (100.00%)                                   $74,731,716

*  Indicates non-income producing security.
/(1)/Affiliated due to greater than 5% ownership.
/(2)/Security is not publicly traded. These securities are valued under the direction of and pursuant to procedures established by the Board of Directors and represent less than 1% of total investments.

See accompanying notes to financial statements.

                       Midas Special Equities Fund, Inc.

             Schedule of Portfolio Investments - December 31, 2005

Shares      COMMON STOCKS (118.81%)                                    Market Value
-----------------------------------------------------------------------------------
            Cigarettes (5.28%)
 9,100      Reynolds American Inc.                                      $  867,503

            Converted Paper & Paperboard Products (4.34%)
 9,200      3M Co.                                                         713,000

            Electronic Connectors (4.39%)
25,000      Tyco International Ltd.                                        721,500

            Electronic & Other Equipment (No Computer
            Equipment) (4.37%)
20,500      General Electric Co.                                           718,525

            Fire, Marine & Casualty Insurance (18.76%)
 1,050      Berkshire Hathaway, Inc. (a)                                 3,082,275

            Food & Kindred Products (4.29%)
23,700      Campbell Soup Co.                                              705,549

            Gold and Silver Ores (5.00%)
15,400      Newmont Mining Corp.                                           822,360

            Hotels and Motels (13.94%)
95,000      Hilton Hotels Corp.                                          2,290,450

            Land Subdividers & Developers (No Cemeteries) (4.09%)
10,000      St Joe Co.                                                     672,200

            National Commercial Banks (9.09%)
11,700      PNC Financial Services Group, Inc.                             723,411
19,400      JP Morgan Chase & Co.                                          769,986
                                                                        ----------
                                                                         1,493,397
            Pharmaceutical Preparation Manufacturing (8.54%)
11,000      Johnson & Johnson                                              661,100
31,800      Pfizer, Inc.                                                   741,576
                                                                        ----------
                                                                         1,402,676

            Radio & TV Broadcasting & Communications Equipment (9.85%)
37,600      Motorola, Inc.                                                 849,384
42,000      Nokia Corp.                                                    768,600
                                                                        ----------
                                                                         1,617,984

            Retail - Department Stores (3.80%)
 5,400      Sears Holdings Corp. (a)                                       623,862

            Retail - Lumber & Other Building
            Materials Dealers (4.58%)
18,600      Home Depot, Inc.                                               752,928

            Services - Computer Programming, Data Processing,
            Etc. (4.80%)
 1,900      Google, Inc. (a)                                               788,234

                                See accompanying notes to financial statements.

                       Midas Special Equities Fund, Inc.

Shares    COMMON STOCKS (118.81%)                                        Market Value
-------------------------------------------------------------------------------------
          Services - Motion Picture & Video Tape Production (4.44%)
41,800    Time Warner, Inc.                                              $   728,992

          Services - Specialty Outpatient Facilities (4.81%)
163,000   HealthSouth Corp. (a)                                              790,550

          Soap, Detergents, Cleaning Preparations, Perfumes,
          Cosmetics (4.44%)
12,600    Procter & Gamble Co.                                               729,288
                                                                         -----------
            Total Common Stocks (cost: $16,241,304)                      $19,521,273

          Total Investments (cost: $16,241,304) (118.81%)                $19,521,273

            Liabilities in Excess of Other Assets (-18.81%)               (3,089,817)

          Total Net Assets (100.00%)                                     $16,431,456

(a)Non-income producing.

See accompanying notes to financial statements.

                          Midas Dollar Reserves, Inc.

             Schedule of Portfolio Investments - December 31, 2005

Par Value    U.S. GOVERNMENT AGENCIES (99.08%)             Yield*   Value**
---------    --------------------------------------------- ------   -------
$  960,000   Federal Home Loan Bank, due 1/09/06            3.66% $   959,219
   725,000   Federal Home Loan Mortgage Corp., due 1/24/06  3.83%     723,242
   720,000   Federal National Mortgage Corp., due 1/06/06   3.89%     719,611
   960,000   Federal National Mortgage Corp., due 2/01/06   3.94%     956,743
 1,040,000   Federal National Mortgage Corp., due 3/22/06   4.25%   1,030,178
 1,215,000   Federal National Mortgage Corp., due 3/29/06   4.23%   1,202,580
 1,025,000   Federal National Mortgage Corp., due 4/05/06   4.34%   1,013,384
   500,000   Freddie Mac, due 1/17/06                       4.00%     499,055
   675,000   Freddie Mac, due 2/07/06                       4.09%     672,163
   840,000   Freddie Mac, due 2/14/06                       4.14%     835,755
   875,000   Freddie Mac, due 2/21/06                       4.09%     869,930
   800,000   Freddie Mac, due 2/28/06                       4.28%     794,483
   675,000   Freddie Mac, due 3/07/06                       4.29%     669,772
   750,000   Freddie Mac, due 4/10/06                       4.34%     741,049
 1,100,000   Freddie Mac, due 5/05/06                       4.34%   1,083,556
                                                                  -----------
                 Total Investments (99.08%)                       $12,770,720

             Other Assets and Liabilities, Net (0.92%)                118,120

             Net Assets (100.00%)                                 $12,888,840

* Represents discount rate at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                                See accompanying notes to financial statements.

                     Statements of Assets and Liabilities

                                                                                 Midas Special Midas Dollar
December 31, 2005                                                   Midas Fund   Equities Fund   Reserves
-----------------                                                 -------------  ------------- ------------
Assets
Investments at cost
   Non-affiliated                                                 $  49,242,311   $16,241,304  $12,770,720
   Affiliated                                                         3,060,032             -            -
       Total investments at cost                                  $  52,302,343   $16,241,304  $12,770,720
                                                                  -------------   -----------  -----------
Investments at market value
   Non-affiliated                                                 $  71,507,194   $19,521,273  $12,770,720
   Affiliated                                                         6,826,637             -            -
       Total investments at market value                          $  78,333,831   $19,521,273  $12,770,720
Cash                                                                          -             -      183,278
Receivables:
       Dividends and interest                                                 -        20,504            -
       Fund shares sold                                                 420,608         2,486            -
Other assets                                                             39,105        12,351       12,578
                                                                  -------------   -----------  -----------
       Total assets                                                  78,793,544    19,556,614   12,966,576
                                                                  =============   ===========  ===========
Liabilities
Notes payable (note 5)                                                3,705,831     2,796,946            -
Management and distribution fees payable (note 3)                        70,192        24,812            -
Administrative services payable (note 3)                                 16,042         8,674       11,769
Accrued expenses                                                        115,337       109,474       65,839
Fund shares redeemed                                                    154,426       185,252            -
Distribution payable                                                          -             -          128
                                                                  -------------   -----------  -----------
       Total liabilities                                              4,061,828     3,125,158       77,736
                                                                  =============   ===========  ===========
Net Assets                                                        $  74,731,716   $16,431,456  $12,888,840
                                                                  -------------   -----------  -----------
Shares outstanding, $0.01 par value                                  24,999,941     1,110,103   12,888,757

Net Asset Value, Offering and Redemption Price Per Share          $        2.99   $     14.80  $      1.00
At December 31, 2005, net assets consisted of:
Paid-in capital                                                   $ 223,620,736   $21,396,081  $12,888,747
Accumulated undistributed net investment income (loss)               (1,226,348)            -          560
Accumulated net realized loss on investments                       (173,694,160)   (8,244,593)        (467)
Net unrealized appreciation on investments and foreign currencies    26,031,488     3,279,968            -
                                                                  -------------   -----------  -----------
                                                                  $  74,731,716   $16,431,456  $12,888,840

See accompanying notes to financial statements.

                           Statements of Operations

                                                                                                                      Midas
                                                                                                      Midas Special   Dollar
For the Year Ended December 31, 2005                                                      Midas Fund  Equities Fund  Reserves
------------------------------------                                                     -----------  ------------- ---------
Investment Income
Dividends                                                                                $   180,237   $   181,563  $       -
Foreign tax withholding                                                                       (5,481)            -          -
Interest                                                                                      30,709       129,257    460,863
                                                                                         -----------   -----------  ---------
   Total investment income                                                                   205,465       310,820    460,863
                                                                                         ===========   ===========  =========
Expenses
Investment management (note 3)                                                               542,340       156,334     72,762
Transfer agent                                                                               234,440        87,775     39,948
Loan interest and fees (note 5)                                                              187,173        32,505        351
Distribution (note 3)                                                                        135,585       165,630     36,381
Administrative services (note 3)                                                             131,380        42,895     43,050
Legal                                                                                         51,200        60,600     49,670
Printing                                                                                      50,625        23,790      6,456
Bookkeeping and pricing                                                                       41,260        25,550     26,605
Registration                                                                                  27,127        20,666     27,177
Auditing                                                                                      25,550        21,900     17,155
Directors                                                                                     24,335        12,380      4,437
Custodian                                                                                     23,950         6,529      6,469
Insurance                                                                                     22,586         8,089      4,652
Other                                                                                          9,192         3,130      5,517
                                                                                         -----------   -----------  ---------
   Total expenses                                                                          1,506,743       667,773    340,630
       Expense reductions                                                                     (1,440)         (469)      (930)
       Investment management and distribution fees waived (note 3)                                 -             -   (109,143)
       Net expenses                                                                        1,505,303       667,304    230,557
                                                                                         -----------   -----------  ---------
       Net investment income (loss)                                                       (1,299,838)     (356,484)   230,306
                                                                                         ===========   ===========  =========
Realized and Unrealized Gain (Loss) On Investments and Foreign Currencies
Net realized gain (loss):
   Sale of investments                                                                    13,294,999     1,914,523       (407)
   Short sales                                                                              (302,805)            -          -
   Foreign currencies                                                                        (50,791)       (2,029)         -
Unrealized appreciation (depreciation) of investmentsduring the period                     9,032,381    (1,800,123)         -
                                                                                         -----------   -----------  ---------
       Net realized and unrealized gain (loss)on investments and foreign currencies       21,973,784       112,371       (407)
                                                                                         ===========   ===========  =========
       Net increase (decrease) in net assetsresulting from operations                    $20,673,946   $  (244,113) $ 229,899
                                                                                         ===========   ===========  =========

                                See accompanying notes to financial statements.

                      Statements of Changes in Net Assets

                                                    Midas Fund          Midas Special Equities Fund   Midas Dollar Reserves
                                            --------------------------  --------------------------  ------------------------
For the Years Ended December 31,                2005          2004          2005          2004          2005         2004
--------------------------------            ------------  ------------  -----------   -----------   -----------  -----------
Operations
   Net investment income (loss)             $ (1,299,838) $ (1,345,503) $  (356,484)  $  (336,096)  $   230,306  $    40,445
Net realized gain (loss) from sale of
  investments and foreign currencies          12,941,403             -    1,912,494             -          (407)           -
Unrealized appreciation (depreciation) of
  investments and foreign currencies
  during the period                            9,032,381   (13,398,868)  (1,800,123)      680,346             -            -
                                            ------------  ------------  -----------   -----------   -----------  -----------
Net increase (decrease) in net assets
  resulting from operations                   20,673,946    (2,317,848)    (244,113)    1,840,106       229,899       40,374

Distributions to Shareholders
Distributions to shareholders                          -             -            -             -      (230,397)     (40,444)

Capital Share Transactions
Change in net assets resulting from capital
  share transactions (a)                      (2,712,078)   (8,035,207)  (1,434,562)   (1,774,193)   (2,653,365)  (3,095,001)
                                            ------------  ------------  -----------   -----------   -----------  -----------
Total change in net assets                    17,961,868   (10,353,055)  (1,678,675)       65,913    (2,653,863)  (3,095,071)

Net Assets
Beginning of year                             56,769,848    67,122,903   18,110,131    18,044,218    15,542,703   18,637,774
                                            ------------  ------------  -----------   -----------   -----------  -----------
End of year (b)                             $ 74,731,716  $ 56,769,848  $16,431,456   $18,110,131   $12,888,840  $15,542,703
                                            ============  ============  ===========   ===========   ===========  ===========
(a) Capital Share Transactions were as
  follows:

Value
Shares sold                                 $ 10,066,256  $  6,164,548  $   504,266   $ 1,030,839   $ 3,600,029  $ 3,443,333
Shares issued in reinvestment of
  distributions                                        -             -            -             -       228,111       40,102
Shares redeemed                              (12,778,334)  (14,199,755)  (1,938,828)   (2,805,032)   (6,481,505)  (6,578,436)
                                            ============  ============  ===========   ===========   ===========  ===========
Net decrease                                $ (2,712,078) $ (8,035,207) $(1,434,562)  $(1,774,193)  $(2,653,365) $(3,095,001)

Number
Shares sold                                    4,220,438     3,144,833       35,754        70,916     3,600,029    3,443,333
Shares issued in reinvestment of
  distributions                                        -             -            -             -       228,111       40,102
Shares redeemed                               (5,766,365)   (7,116,880)    (134,738)     (194,943)   (6,481,505)  (6,578,436)

   Net decrease                               (1,545,927)   (3,972,047)     (98,984)     (124,027)   (2,653,365)  (3,095,001)
                                            ============  ============  ===========   ===========   ===========  ===========
(b) End of year net assets include
  undistributed net investment income
  (loss)                                      (1,226,348)     (761,458)           -             -           560            -

See accompanying notes to financial statements.

                           Statements of Cash Flows

                                                                                  Midas
                                                                                 Special        Midas
                                                                     Midas       Equities       Dollar
For the Year Ended December 31, 2005                                 Fund          Fund        Reserves
------------------------------------                             ------------  ------------  -----------
Cash flows from operating activities

Net increase (decrease) in net assetsresulting from operations   $ 20,673,946  $   (244,113) $   229,899
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in)
  operating activities:
   Proceeds from sales of long term securities                     37,847,893    15,316,907            -
   Purchase of long term securities                               (36,508,052)  (16,039,815)           -
   Net (purchases) sales of short term securities                     (99,995)       (4,799)   2,756,762
   Net realized (gain) loss on sales of investments               (12,941,403)   (1,901,042)         407
   Net change in unrealized (appreciation) depreciation of
     investments                                                   (9,032,610)    1,800,122            -
   (Increase) decrease in dividends and interest receivable and
     other assets                                                       4,880       (15,903)      (1,988)

   Increase in accrued fees and expenses                               70,824        41,362       22,101
                                                                 ------------  ------------  -----------
       Net cash provided by (used in) operating activities             15,483    (1,047,281)   3,007,181
                                                                 ============  ============  ===========
Cash flows from financing activities
Net drawdown on line of credit                                      3,037,325     2,306,697            -
Net shares redeemed                                                (3,052,808)   (1,259,416)  (2,873,309)
Distributions paid to shareholders                                          -             -       (2,250)
                                                                 ------------  ------------  -----------
       Net cash provided by (used in) financing activities            (15,483)    1,047,281   (2,875,559)
                                                                 ------------  ------------  -----------
          Net increase in cash                                              -             -      131,622
                                                                 ============  ============  ===========
Cash
Beginning of year                                                           -             -       51,656
                                                                 ------------  ------------  -----------
End of year                                                      $          -  $          -  $   183,278
                                                                 ============  ============  ===========
Supplemental disclosure of cash flow information:
Cash paid for interest                                           $    208,674  $     40,860  $       297

Noncash financing activities not included herein consist of
  reinvestment of distributions                                  $          -  $          -  $   228,111
                                                                 ============  ============  ===========

                                See accompanying notes to financial statements.

                         Notes to Financial Statements

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. Midas Fund's investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion. Midas Special Equities Fund's investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures and options. Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

      The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, except for Midas Dollar Reserves, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of and pursuant to procedures established by the Fund's Board of Directors. Realized and unrealized gain or loss on the sale of securities include that portion of the gain or loss attributed to the change in foreign exchange rates for those securities. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. Midas Fund and Midas Special Equities Fund participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

      In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

      Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses, and foreign currency transactions.

      At December 31, 2005, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $173,222,425, of which $6,162,204, $87,852,811, $72,327,384,
   $6,800,444 and $79,582 expires in 2006, 2007, 2008, 2009, and 2010, respectively. For Midas Fund, $471,735 of capital loss carryover related to the acquisition of the Midas Gold Investors Fund in November 2001 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $157,245 under tax rules.

                         Notes to Financial Statements

                                   CONTINUED

      At December 31, 2005, Midas Special Equities Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $7,780,009, of which $5,956,264 and $1,823,745 expires in 2009 and 2011, respectively. For Midas Special Equities Fund, $394,695 of capital loss carryover related to the acquisition of the Midas U.S. and Overseas Fund in November 2001 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $131,565 under tax rules.

3 Under the investment management agreement of Midas Fund, Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $72,762 for the year ended December 31, 2005.

      Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) or 1.00% (Midas Special Equities Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas Dollar Reserves, the Distributor voluntarily waived $36,381 of its distribution fee for the year ended December 31, 2005.

      Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. Pursuant to the investment management agreements, the Funds reimbursed the Investment Manager $217,325 for providing certain administrative services at cost comprised of compliance and accounting services during the year ended December 31, 2005. In addition, Midas Fund paid the Distributor $50,500 for payments made to certain brokers for record keeping services.

4 At December 31, 2005, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                        Federal       Gross         Gross          Net
                       Income Tax   Unrealized    Unrealized    Unrealized
December 31, 2005         Cost     Appreciation (Depreciation) Appreciation
-----------------      ----------- ------------ -------------- ------------
Midas Fund             $52,305,343 $26,610,704    $(579,216)   $26,031,488
Midas Special Equities
  Fund                 $16,241,304 $ 3,538,547    $(258,578)   $ 3,279,969

Purchases and sales of securities other than short term notes for the year ended December 31, 2005 were as follows:

                                         Proceeds from
For the Year Ended          Purchases of  the Sale of
December 31, 2005            Securities   Securities
------------------          ------------ -------------
Midas Fund                  $36,508,052   $37,847,893
Midas Special Equities Fund $16,039,815   $15,316,907

   At December 31, 2005, Midas Fund had the following investment in an affiliated company due to ownership greater than 5% of the company's outstanding voting securities.

Notes to Financial Statements

C O N T I N U E D

                                 Years Ended December 31,
                        -------------------------------------------
                          2004    2004 Market   2005    2005 Market
                         Shares      Value     Shares      Value
                        --------- ----------- --------- -----------
Golden Cycle Gold Corp. 1,964,500 $5,942,613  1,964,500 $6,826,637

   There were no purchase or sale transactions in the affiliated company during the year ended December 31, 2005.

   As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                                                              Midas
                                                               Midas Special  Dollar
                                                  Midas Fund     Equities    Reserves
                                                -------------  ------------- --------
Accumulated undistributed net investment income $           -   $         -   $ 560
Accumulated net realized losses                  (173,222,425)   (7,780,009)    (43)
Capital loss carryover limitation                    (471,735)     (394,695)      -
Post-October losses                                         -       (69,890)   (424)
Unrealized appreciation                            24,805,140     3,279,969       -
                                                -------------   -----------   -----
                                                $(148,889,020)  $(4,964,625)  $  93
                                                =============   ===========   =====

   Federal income tax regulations permit "Post-October" net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (PFIC) mark to market adjustments. Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2005, permanent differences between book and tax accounting have been reclassified as follows:

                                     Increase
                                   (Decrease) in Increase in
                                   Undistributed Accumulated   Increase
                                        Net      Net Realized (Decrease)
                                    Investment     Loss On    in Paid-in
                                       Loss      Investments   Capital
                                   ------------- ------------ ----------
       Midas Fund                    $(788,752)    $54,192    $ 734,560
       Midas Special Equities Fund   $ 358,513     $(2,029)   $(356,484)

5 The Funds (except Midas Dollar Reserves), Global Income Fund, Inc., and Foxby Corp. (the "Borrowers") have entered into a committed secured line of credit facility with State Street Bank and Trust Company ("Bank"). Global Income Fund, Inc. and Foxby Corp. are closed-end investment companies advised by CEF Advisers, Inc., an affiliate of the Investment Manager. The Bank also acts as the Funds' custodian. The aggregate amount of the line of credit is $9,000,000 and the borrowing of each Borrower is collaterized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $9,000,000 or the maximum amount permitted pursuant to each Borrowers prospectus or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower's option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year.

      The Funds have also entered into a secured redemption facility with the Bank with an aggregate amount available of $9,000,000. The facility is collaterized by the underlying investments of each Fund. This facility carries no legal obligation on the part of the Bank to lend any amount of money to the Funds at any time, and therefore the Funds will not pay a commitment fee under this facility. The Bank will make revolving loans to a Fund not to exceed in the aggregate outstanding at any time with respect to any one Fund the least of $9,000,000 or the maximum amount permitted pursuant to the prospectus or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds in effect from time to time plus a spread to be determined at the time of borrowing, calculated on the basis of actual days elapsed for a 360-day year.

      At December 31, 2005, the outstanding balance, and for the year ended December 31, 2005, the weighted average interest rate and the weighted average amount outstanding were as follows:

                                        Weighted  Weighted
                                        Average    Average
                            Outstanding Interest   Amount
                              Balance     Rate   Outstanding
                            ----------- -------- -----------
Midas Fund                  $3,705,831    4.08%  $4,533,943
Midas Special Equities Fund $2,796,946    4.10%  $  791,696
Midas Dollar Reserves       $        -    4.26%  $    9,308

                         Notes to Financial Statements

                                   CONTINUED

6 Midas Fund and Midas Special Equities Fund may engage in transactions in futures cont-tracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. As of December 31, 2005 there were no futures contracts outstanding. At
   December 31, 2005, Midas Fund had $2,883,600 of investments pledged as collateral for the variation margin account.

7 Through arrangements with the Funds' custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses, respectively. For financial reporting purposes, the Funds include these credits as an expense offset in the Statement of Operations.

                    Financial Highlights - Midas Fund, Inc.

                                                                                         Years Ended December 31,
                                                                             -----------------------------------------------
                                                                               2005      2004      2003      2002      2001
                                                                             -------   -------   -------   -------   -------
Per Share Data
Net asset value at beginning of period                                       $  2.14   $  2.20   $  1.53   $   .95   $   .84
                                                                             -------   -------   -------   -------   -------
Income from investment operations:
   Net investment loss/(a)/                                                     (.05)     (.05)     (.02)     (.01)     (.01)
   Net realized and unrealized gain (loss) on investments                        .90      (.01)      .69       .59       .12
                                                                             -------   -------   -------   -------   -------
       Total from investment operations                                          .85      (.06)      .67       .58       .11
                                                                             -------   -------   -------   -------   -------
Paid-in capital from redemption fees/(b)/                                         --        --        --        --        --
                                                                             -------   -------   -------   -------   -------
Net asset value at end of period                                             $  2.99   $  2.14   $  2.20   $  1.53   $   .95
                                                                             =======   =======   =======   =======   =======
Total return                                                                   39.72%    (2.72)%   43.79%    61.05%    13.10%
                                                                             =======   =======   =======   =======   =======
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                                  $74,732   $56,770   $67,123   $54,789   $38,558
                                                                             =======   =======   =======   =======   =======
Ratio of total expenses to average net assets                                   2.79%     2.58%     2.44%     2.58%     2.83%
                                                                             =======   =======   =======   =======   =======
Ratio of net expenses to average net assets                                     2.78%     2.58%     2.44%     2.58%     2.81%
                                                                             =======   =======   =======   =======   =======
Ratio of net expenses excluding loan interest and fees to average net assets    2.44%     2.39%     2.27%       --        --
                                                                             =======   =======   =======   =======   =======
Ratio of net investment loss to average net assets                             (2.39)%   (2.40)%   (1.28)%    (.93)%    (.75)%
                                                                             =======   =======   =======   =======   =======
Portfolio turnover rate                                                           63%       34%       54%       45%       61%
                                                                             =======   =======   =======   =======   =======

(a) Computed using average shares outstanding throughout the period.
(b) Less than $.01 per share.

           Financial Highlights - Midas Special Equities Fund, Inc.

                                                                                         Years Ended December 31,
                                                                             -----------------------------------------------
                                                                               2005      2004      2003      2002      2001
                                                                             -------   -------   -------   -------   -------
Per Share Data
Net asset value at beginning of period                                       $ 14.98   $ 13.54   $ 12.91   $ 14.45   $ 20.02
                                                                             -------   -------   -------   -------   -------
Income from investment operations:
   Net investment loss/(a)/                                                     (.32)     (.26)     (.12)     (.15)     (.17)
   Net realized and unrealized gain (loss) on investments                        .14      1.70       .75     (1.39)    (5.40)
                                                                             -------   -------   -------   -------   -------
       Total from investment operations                                         (.18)     1.44       .63     (1.54)    (5.57)
                                                                             -------   -------   -------   -------   -------
   Net increase (decrease) in net asset value                                   (.18)     1.44       .63     (1.54)    (5.57)
                                                                             -------   -------   -------   -------   -------
Net asset value at end of period                                             $ 14.80   $ 14.98   $ 13.54   $ 12.91   $ 14.45
                                                                             =======   =======   =======   =======   =======
Total return                                                                   (1.20)%   10.63%     4.88%   (10.66)%  (27.82)%
                                                                             =======   =======   =======   =======   =======
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                                  $16,431   $18,110   $18,044   $18,884   $22,695
                                                                             =======   =======   =======   =======   =======
Ratio of total expenses to average net assets                                   4.03%     3.49%     3.67%     3.69%     3.81%
                                                                             =======   =======   =======   =======   =======
Ratio of net expenses to average net assets/(a)/                                4.03%     3.49%     3.67%     3.69%     3.80%
                                                                             =======   =======   =======   =======   =======
Ratio of net expenses excluding loan interest and fees to average net assets    3.83%     3.39%     3.47%     3.41%     3.37%
                                                                             =======   =======   =======   =======   =======
Ratio of net investment loss to average net assets                             (2.15)%   (1.82)%   (0.99)%   (1.08)%   (1.12)%
                                                                             =======   =======   =======   =======   =======
Portfolio turnover rate                                                          118%        9%       29%       20%      102%
                                                                             =======   =======   =======   =======   =======

(a) Computed using average shares outstanding throughout the period.

              Financial Highlights - Midas Dollar Reserves, Inc.

                                                               Years Ended December 31,
                                                     -------------------------------------------
                                                       2005     2004     2003     2002     2001
                                                     -------  -------  -------  -------  -------
Per Share Data
Net asset value at beginning of period               $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                                     -------  -------  -------  -------  -------
Income from investment operations:
   Net investment income                                .016     .003     .002     .007     .031
Less distributions:
   Distributions to shareholders                       (.016)   (.003)   (.002)   (.007)   (.031)
                                                     -------  -------  -------  -------  -------
Net asset value at end of period                     $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                                                     =======  =======  =======  =======  =======
Total return                                            1.61%    0.29%    0.15%    0.63%    3.11%
                                                     =======  =======  =======  =======  =======
Ratios/Supplemental Data
Net assets at end of period (000's omitted)          $12,889  $15,543  $18,638  $20,970  $25,991
                                                     =======  =======  =======  =======  =======
Ratio of total expenses to average net assets           2.34%    1.97%    1.75%    1.84%    1.64%
                                                     =======  =======  =======  =======  =======
Ratio of net expenses to average net assets             1.59%    1.12%    0.99%    1.09%    1.11%
                                                     =======  =======  =======  =======  =======
Ratio of net investment income to average net assets    1.58%    0.24%    0.16%    0.69%    3.51%
                                                     =======  =======  =======  =======  =======

                       Performance Graphs/Total Returns

Midas Fund, S&P 500 and Specialty-Precious Metals

[GRAPHIC APPEARS HERE]

Midas Special Equities, S&P 500 and Russell 2000

[GRAPHIC APPEARS HERE]

Results of $10,000 Investment
January 1,1996 through December 31, 2005

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Special Equities Fund from 1/1/96 to 12/31/05. Midas Special Equities Fund is compared to the Russell 2000 and the S&P 500. Midas Fund is compared to the S&P 500 and the Morningstar Specialty Fund-Precious Metals Average ("PMA") of 62 funds, 30 of which have been in existence since 1996. Results in each case reflect reinvestment of dividends and distributions. The Russell 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. Midas Special Equities Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. Midas Fund invests primarily in securities of companies involved in mining, processing or dealing in precious metals or other resources, may use leverage and futures, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

                                    % Aggregate
                            $ Final    Total        % Avg.
Fund Name                    Value    Return*   Annual Return*
---------                   ------- ----------- --------------
Midas Fund                  $ 7,038   (29.62)%      (3.45)%
Midas Special Equities Fund $ 7,671   (23.29)%      (2.62)%
PMA                         $18,776    87.76%        6.50%
Russell 2000                $24,254   142.54%        9.26%
S&P 500                     $23,831   138.31%        9.07%

                            Average Annual Total Return
                            for the Periods Ended December 31, 2005
                            ------------------------------------
                            1 Year       5 Years       10 Years
                            ------       -------       --------
Midas Fund                  39.72%        28.91%        (3.45)%
Midas Special Equities Fund (1.20)%       (5.86)%       (2.62)%

* The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          About Your Fund's Expenses

   Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

                                Actual Expenses

   The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge you a $20.00 annual small account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP and SIMPLE-IRAs), and certain other retirement accounts.

                 Hypothetical Example for Comparison Purposes

   The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                            Expense Analysis Tables

Midas Fund                                 Beginning        Ending
                                         Account Value   Account Value    Expenses Paid During Period*
                                         July 1, 2005  December 31, 2005 July 1, 2005-December 31, 2005
                                         ------------- ----------------- ------------------------------
Actual                                     $1,000.00       $1,397.20                 $16.80
Hypothetical (5% return before expenses)   $1,000.00       $1,011.19                 $14.09

* Expenses are equal to the Fund's annualized expense ratio of 2.78%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Midas Special Equities Fund                Beginning        Ending
                                         Account Value   Account Value    Expenses Paid During Period*
                                         July 1, 2005  December 31, 2005 July 1, 2005-December 31, 2005
                                         ------------- ----------------- ------------------------------
Actual                                     $1,000.00       $  987.98                 $20.19
Hypothetical (5% return before expenses)   $1,000.00       $1,004.89                 $20.37

* Expenses are equal to the Fund's annualized expense ratio of 4.03%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Midas Dollar Reserves                      Beginning        Ending
                                         Account Value   Account Value    Expenses Paid During Period*
                                         July 1, 2005  December 31, 2005 July 1, 2005-December 31, 2005
                                         ------------- ----------------- ------------------------------
Actual                                     $1,000.00       $1,016.07                 $8.03
Hypothetical (5% return before expenses)   $1,000.00       $1,017.24                 $8.03

* Expenses are equal to the Fund's annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

      Midas Fund - Allocation of Portfolio Holdings on December 31, 2005

                            [GRAPHIC APPEARS HERE]

                  Junior Gold Producers                 40.43%
                  Major Gold Producers                  26.77%
                  Intermediate Gold Producers           18.87%
                  Diversified Mining Companies          10.00%
                  Exploration and Development Companies  7.78%
                  Warrants                               0.97%

Midas Special Equities Fund - Allocation of Portfolio Holdings on December 31,
                                     2005

                            [GRAPHIC APPEARS HERE]

             Other                                           42.70%
             Fire, Marine & Casualty Insurance               18.76%
             Hotels & Motels                                 13.94%
             Radio & TV Broadcasting & Comm. Equip.           9.84%
             National Commercial Banks                        9.09%
             Cigarettes                                       5.28%
             Gold and Silver Ores                             5.00%
             Services--Specialty Outpatient Facilities        4.84%
             Services--Computer Prog., Data Proc., Etc.       4.80%
             Retail--Lumber & Other Build. Materials Dealers  4.58%

 Midas Dollar Reserves - Allocation of Portfolio Holdings on December 31, 2005

                            [GRAPHIC APPEARS HERE]

                    Freddie Mac                      33.57%
                    Federal National Mortgage Corp.  20.65%
                    Federal Home Loan Mortgage Corp.  3.83%
                    Federal Home Loan Bank            3.66%

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's web site at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Dollar Reserves). The Funds make the information on Form N-Q available to shareholders at www.midasfunds.com/shareholderreports.html. The Funds' proxy voting policies and procedures and proxy voting record are available (i) without charge, upon request, by calling 1-800-400-MIDAS (6432);
(ii) on the Funds' website at www.midasfunds.com/voting-policy.html and
(iii) on the Commission's website at www.sec.gov.

                      Directors and Officers of the Funds

                                                               Number of Funds    Principal Occupation,
           Name, Address,                                        in Complex        Business Experience     Other Directorships
            Date of Birth                  Director Since         Overseen         for Past Five Years     Held by Director**
------------------------------------------------------------------------------------------------------------------------------

                                                    Independent Directors
Bruce B. Huber, CLU,                   1995 (Midas Fund) 1986         5        Financial Representative,       None
ChFC, SFS. 11 Hanover                  (Special Equities) 1981                 New England Financial
Square, New York,                      (Dollar Reserves)                       (financial, estate and
NY 10005. He was                                                               insurance matters).
born on February
7, 1930.

James E. Hunt. 11                      1995 (Midas Fund) 1986         5        Managing Director of            None
Hanover Square,                        (Special Equities) 1980                 Hunt Howe Partners LLC;
New York, NY 10005.                    (Dollar Reserves)                       (executive recruiting
He was born on                                                                 consultants).
December 14, 1930.

Peter K. Werner. 11                    2004 (all Funds)               5        Since 1996 he has taught        None
Hanover Square,                                                                and directed many
New York, NY                                                                   programs at The Governor
10005. He was                                                                  Dummer Academy.
born on August 16,                                                             Previously, he was Vice
1959.                                                                          President of Money
                                                                               Market Trading at
                                                                               Lehman Brothers.

                                                    Interested Directors

Robert D. Anderson*,                   2002 (Midas Fund) 1986         3        Since 1988, Vice                None
Director and Vice                      (Special Equities) 1980                 Chairman of the
Chairman. 11 Hanover                   (Dollar Reserves)                       Investment Manager and
Square,                                                                        its affiliates. Other
New York, NY                                                                   capacities since 1974. A
10005. He was                                                                  former member of the
born on December 7,                                                            District #12, District
1929.                                                                          Business Conduct and
                                                                               Investment Company
                                                                               Committees of the NASD.

Thomas B. Winmill,                     1995 (Midas Fund) 1997         5        Since 1999, President of        Bexil
Esq.*,                                 (Special Equities) 1993                 the Investment Manager          Corporation
Director, Chief                        (Dollar Reserves)                       and the Distributor, and of
Executive Officer,                                                             their affiliates. He is
Pres- ident, and                                                               Chairman of the
General Counsel                                                                Investment Policy
of the Fund. 11                                                                Committee ("IPC") of the
Hanover Square,                                                                Investment Manager.
New York, NY                                                                   Other capacities since
10005. He was                                                                  1988. He is a member of
born on June 25,                                                               the New York State Bar,
1959.                                                                          the SEC Rules Committee
                                                                               of the Investment
                                                                               Company Institute and the
                                                                               New York Section
                                                                               member society of the
                                                                               American Institute of
                                                                               Mining, Metallurgical, and
                                                                               Petroleum Engineers, Inc.
                                                                               He is a son of Bassett S.
                                                                               Winmill.

* Robert D. Anderson and Thomas B. Winmill are "interested persons" of the Funds as defined by the 1940 Act, because of their positions with the Investment Manager.
** Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

                                   Officers

                                                                              Principal Occupation, Business
Name, Address, Date of Birth           Title and Officer Since                Experience for Past Five Years
-----------------------------------------------------------------------------------------------------------------------
Thomas B. Winmill, Esq., June 25,      Chief Executive Officer, President,    See biographical information above.
1959.                                  and General Counsel since 1999. Other
                                       capacities since 1988.

Robert D. Anderson, December 7, 1929.  Vice Chairman since 1985. Other        See biographical information above.
                                       capacities since 1974.

Bassett S. Winmill, February 10, 1930. Chief Investment Strategist Manager    Chief Investment Strategist of the
                                       since 1999. Other capacities since     Investment Manager and the Chairman
                                       1974.                                  of the Board of the Investment
                                                                              Manager's parent and it's affiliates, and
                                                                              of one investment company in the
                                                                              Investment Company Complex. He is a
                                                                              member of the IPC and the New York
                                                                              Society of Security Analysts, the
                                                                              Association for Investment
                                                                              Management and Research, and the
                                                                              International Society of Financial
                                                                              Analysts. He is the father Thomas B.
                                                                              Winmill.

Marion E. Morris, June 17, 1945.       Senior Vice President since 2000.      Senior Vice President of the Investment
                                                                              Manager since November 2000;
                                                                              Director of Fixed Income and a
                                                                              member of the IPC.

Thomas O'Malley, July 22, 1958.        CAO, CFO, Treasurer and Vice           Chief Accounting Officer, Chief
                                       President since 2005.                  Financial Officer, Treasurer and Vice
                                                                              President since 2005. He also is Chief
                                                                              Accounting Officer, Chief Financial
                                                                              Officer, Treasurer and Vice President
                                                                              of the Investment Company Complex,
                                                                              the Investment Manager, and WCI.
                                                                              Previously, he served as Assistant
                                                                              Controller of Reich & Tang Asset
                                                                              Management, LLC, Reich & Tang
                                                                              Services, Inc. and Reich & Tang
                                                                              Distributors, Inc. He is a certified
                                                                              public accountant.

Heidi Keating, March 28, 1959.         Vice President since 1988. Other       Vice President of the Investment
                                       capacities since 1978.                 Manager since 1988. Other capacities
                                                                              since 1978.

John F. Ramirez, April 29, 1977.       CCO and Secretary since 2005. Other    Secretary and Chief Compliance
                                       capacities since 2000.                 Officer since 2005. He is also Secretary
                                                                              and Chief Compliance Officer of the
                                                                              Investment Company Complex, the
                                                                              Investment Manager, and WCI. He
                                                                              previously served as Compliance
                                                                              Administrator and Assistant Secretary
                                                                              of the Investment Company Complex,
                                                                              the Investment Manager, and WCI.

The Funds' Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling toll-free: 1-800-400-MIDAS (6432).

                       ACCOUNT APPLICATION INSTRUCTIONS

1. Registration. If there is more than one owner of the account, the registration will be "Joint Tenants with Right of Survivorship" unless you specify "Tenants in Common." If the account is a Trust account, please attach a copy of the portion of the Trust Document which specifies the authorized Trustees.

2. Mailing Address, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your application, you will be required to attach a Form W-8BEN which can be obtained by contacting the Internal Revenue Service at 1-800-829-3676 or retrieved from their website, www.irs.gov.

3. Fund(s) chosen and amount invested. Indicate the Fund(s) in which you are opening an account.

   By Check. The opening minimum is $1,000 ($100 for Midas Automatic Investment Programs - see Section 6 of the application) and the minimum subsequent investment is $100. Complete and sign the Account Application that accompanies this Report and mail it, along with your check drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

   By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

4. Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise.

5. Check Writing Privilege for Dollar Reserves - Signature Card. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. Personalized checks will be mailed to you within two weeks after you receive confirmation of your investment unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment.

6. Midas Funds Automatic Investment Program. With the Midas Automatic Investment Program (AIP), you can establish a convenient and affordable long term investment program through the plan explained in this section. The $1,000 minimum investment requirement is waived for the plan since it is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify upon which date(s) you wish to have your AIP drawn. Additionally, please attach a voided bank account check.

7. The Midas Touch. Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com (R) to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account.

8. Electronic Documents. Please provide us with the email address you wish to use for electronic delivery of your Fund documents.

9. Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

   If you need any assistance in completing the Account Application, please call a Midas Investor Service Representative at 1-800-400-MIDAS (6432).

[LOGO OF MIDAS FUNDS] ACCOUNT     Use this Account Application to open a regular Midas account.
                      APPLICATION For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com. Return this completed Account
                                  Application in the enclosed envelope or mail to:
                                  MIDAS FUNDS, Box 6110, Indianapolis, IN 46206-6110.

1.Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time.
   Individual:

------------------------------------------------------------------------------------------------------------------------------------
   First Name                      Middle Initial    Last Name    Social Security Number    Date of Birth
   Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

------------------------------------------------------------------------------------------------------------------------------------
   First Name                      Middle Initial    Last Name    Social Security Number    Date of Birth
   Gift/Transfer to a Minor:
                                                        as Custodian for
------------------------------------------------------------------------------------------------------------------------------------
   Name of Custodian (only one)                                   Name of Minor (only one)

   under the               Uniform Gifts/Transfers to Minors Act.
------------------------------------------------------------------------------------------------------------------------------------
        Custodian's State of Residence                 Minor's Social Security Number       Minor's Date of Birth

   Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

------------------------------------------------------------------------------------------------------------------------------------
   Name of Corporation, Partnership, or other Organization                   Name of Authorized Individual(s)

------------------------------------------------------------------------------------------------------------------------------------
   Tax I.D. Number                       Name of Trustee(s)                 Date of Trust Instrument

------------------------------------------------------------------------------------------------------------------------------------
   Address                               Social Security Number              Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
   If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.

2. Mailing Address, Telephone Number, and Citizenship

------------------------------------------------------------------------------------------------------------------------------------
   Street                   City                    State / Zip                    Daytime Telephone

                   Citizen of: ( )U.S. ( )Other:           Citizen of: ( )U.S. ( )Other:
------------------------------------------------------------------------------------------------------------------------------------
   Email address   Owner   If other, attach IRS Form W-8   Joint Owner     If other, attach IRS Form W-8

3. Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if  you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

        Midas Dollar Reserves         $          Midas Fund          $
        Midas Special Equities Fund   $               TOTAL          $

   By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.
   By Wire: Please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time to be assigned an account number before making an initial investment by wire. Please indicate the assigned account number ___________ and the date the wire was sent _________.

4. Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
   [ ] Automatic Compounding Option Dividends and distributions reinvested in additional shares.
   [ ] Payment Option [ ] Dividends in cash, distributions reinvested. [ ] Dividends and distributions in cash.
   To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

5. Check Writing Privilege for Midas Dollar Reserves - Signature Card
   I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].

------------------------------------------------------------------------------------------------------------------------------------
   Signature              Signature of Joint Owner (if any)

------------------------------------------------------------------------------------------------------------------------------------
   Print Name            Print Name of Joint Owner (if any)          (please continue on back)

6. Midas Funds Automatic Investment Program
   . Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

   Fund Name: ______________________

   Amount ($100 minimum): $ ______________________ Day of month: [ ] 10th     [
   ] 15th     [ ] 20th

7. The Midas Touch through 1-800-400-MIDAS (6432) and www.midasfunds.com Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle [ ].

   To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

8. Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle [ ].

   To receive account documents electronically, please provide your email address: ________________.

9. Signature and Certification to Avoid Backup Withholding

   "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.
   I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

--------------------------------------------------------------------------------------------

Signature of [ ] Owner [ ] Trustee [ ] Custodian Date Signature of Joint Owner (if any) Date

The application must be signed and completed for all authorized signers and account traders.

                                                                   MF-APP-12/05

Optional:
Please tell us how you heard about Midas:

IMPORTANT: In compliance with the USA PATRIOT Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account. WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone who will be signing or transacting on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs. If you have any questions regarding this application or how to invest, please call Shareholder Services at 1-800-400-MIDAS (6432).

Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

[LOGO OF MIDAS FUNDS]

Shareholder Services

..   Electronic Funds Transfers
..   Automatic Investment Program
..   Retirement Plans:
    Traditional Deductible IRA
    Roth IRA
    SEP-IRA
    SIMPLE IRA
    403(b)
..   Education Savings Account

Minimum Investments

..   Regular Accounts: $1,000
..   Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA,
    SIMPLE IRA, and 403(b): $1,000
..   Education Savings Account: $1,000
..   Automatic Investment Program: $100
..   Subsequent Investments: $100

Midas Funds

P.O. Box 6110
Indianapolis, IN 46206-6110

1-800-400-MIDAS (6432) for Investment Information

Access Midas Funds at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. Investor Service Center, Inc., Distributor.

[LOGO OF MIDAS FUNDS]                                              PRSRT STD
                                                                  US POSTAGE
                                                                      PAID
                                                                  LANCASTER PA
                                                                  PERMIT 1762

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

                                                                    MF-AR-12/05

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) (1) The Code is attached hereto as Exhibit 99.CODE ETH.

    (2) The text of the Code can be on the registrant's website, www.midasfunds.com.

    (3) A copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.


Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

          AUDIT FEES

          2004 - $19,000
          2005 - $21,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

          AUDIT RELATED FEES

          2004 - $1,000
          2005 - $1,000

     Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           TAX FEES

           2004 - $3,500
           2005 - $3,000

     Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

           ALL OTHER FEES

           2004 - N/A
           2005 - N/A

(e) (1) The registrant's audit committee has adopted a policy to consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's investment manager, if any, which have a direct impact on registrant operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the audit committee, and approved by the audit committee, prior to the completion of the audit.

          (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate fees proposed to be billed or billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant were $43,500 and $54,625, respectively.

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by accountant to the registrant's investment manager and its affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the accountant, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment manager and the investment manager's affiliates.

Item 5. Audit Committee of Listed Registrants.

     The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

     (b) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and EX-32.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Fund, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 9, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: March 9, 2006

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: March 9, 2006